DEAR SHAREHOLDER:

We are pleased to enclose the semi-annual report of the operations of Integrity Fund of Funds, Inc. (the "Fund") for the six months ended June 28, 2002. The Fund's portfolio and related financial statements are presented within for your review.

While the economy appears to be in a jobless and profitless recovery period, consumer confidence is in a recession. With the economy on its back, the consumer (consumer spending accounts for two thirds of all economic activity in the U.S.) rallied to tame last year's recession after September 11th. But the weight of continuous terrorist warnings, more layoffs, a weaker dollar, unscrupulous analysts and accounting scandals from corporate giants including Enron, Tyco, Worldcom and Xerox have been too heavy a burden to endure.

This crisis in confidence drove the market to 5 straight losing weeks on Wall Street to end the second quarter. The stock market is on the verge of 3 consecutive yearly losses for the first time since 1939-1941. It should also be noted that after 1939-1941, the S&P 500 index posted double digit gains for four straight years.

For the first six months of 2002, Integrity Fund of Funds is down 13.7%.
In comparison the NASDAQ Composite Index is down 24.9% and the S&P 500 Index has also lost 13.8% year to date.

Market cycles (shorter and sharper on the downswing than the upswing) undoubtedly coincide with investor sentiment. Sentiment that is invariably too optimistic on the upside and too pessimistic on the downside and ultimately leads to buying high and selling low. Investment wisdom, on the other hand, dictates you should sell when everyone else is buying and buy when everyone else is selling. The markets await a vote of confidence from you, the consumer.

Is the glass half full or half empty? Fear and mistrust guide the investor whose glass is half empty. For those who see the glass half full, there exists a buying opportunity.


Long-term capital appreciation and growth of income remain the primary objectives of the Fund.

Sincerely,



The Portfolio Management Team




TERMS & DEFINITIONS
-------------------

APPRECIATION
   Increase in the value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
   A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
   A charge applied at the time of the redemption, assuming redemption at the end of the period.

DEPRECIATION
   Decrease in the value of an asset.

GROWTH FUND
   A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

GROWTH & INCOME FUND
   Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
   A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
   Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
   A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends.
   It represents the aggregate percentage or dollar value change over the period.


JUNE 28, 2002 (Unaudited)
-------------------------
PERFORMANCE & COMPOSITION
-------------------------

PORTFOLIO LOAD TYPES
-------------------------
[pie chart]
Load                                  46.8%
No-Load                               53.2%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio.
As of 06-28-2002, the Fund has not paid a sales load to any fund.

PORTFOLIO INVESTMENT STYLE
--------------------------
[pie chart]
B - Blend                             47.3%
V - Value                             46.5%
G - Growth                             6.2%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests. These percentages are subject to change.


                             COMPARATIVE INDEX GRAPH
                             -----------------------
[line graphs]
Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index
---------------------------------------------------------------------------

              Integrity Fund of Funds
                      w/o CDSC               S&P 500 Index
----------------------------------------------------------------
1/3/1995              $10,000                   $10,000
1995                  $12,520                   $13,411
1996                  $14,252                   $16,129
1997                  $16,340                   $21,130
1998                  $18,328                   $26,765
1999                  $21,807                   $31,991
2000                  $19,855                   $28,747
2001                  $15,578                   $24,998
06/28/2002            $13,447                   $21,560

                                            AVERAGE ANNUAL TOTAL RETURNS

                                          For periods ending June 28, 2002
                                          --------------------------------
                                                                                          Since Inception
                              1 year              5 year              10 year                (01/03/95)
----------------------------------------------------------------------------------------------------------
Without CDSC                 (22.62)%             (2.73)%              N/A                     4.03%
With CDSC (1.50% Max)        (23.78)%             (2.73)%              N/A                     4.03%
----------------------------------------------------------------------------------------------------------


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two.
Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.
The principal value and investment return of an investment in the Integrity Fund of Funds, Inc. will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed


KEY STATISTICS
--------------

12-31-2001 NAV (share value)            $9.87
06-28-2002 NAV                          $8.52
Number of Issues                        21
Total Net Assets                        $12,117,903




SCHEDULE OF INVESTMENTS  June 28, 2002 (Unaudited)
--------------------------------------------------

NAME OF ISSUER
Percentages represent the market value                                                                 Market
of each investment category to total net assets                                   Quantity             Value
-----------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (96.0%)
AIM Basic Value Fund  ...........................................................   33,369       $     854,240
American Growth Fund of America  ................................................   41,119             823,200
Clipper Fund  ...................................................................    6,127             507,414
Dodge & Cox Stock Fund  .........................................................    5,275             517,514
Fidelity Dividend Growth Fund  ..................................................   18,615             449,367
Franklin Capital Growth A  ......................................................   94,015             841,435
Janus Growth & Income Fund  .....................................................   18,505             494,078
Legg Mason Value Trust  .........................................................   12,059             501,795
Mairs and Power Growth Fund  ....................................................    9,232             489,014
MFS Capital Opportunities Fund  .................................................   24,785             266,689
MFS Value Fund  .................................................................   17,600             327,188
Putnam Equity Income Fund  ......................................................   32,751             461,791
Putnam Research Fund  ...........................................................   43,090             486,914
Smith Barney Aggressive Growth A  ...............................................   10,955             719,216
T. Rowe Price Equity Income  Fund ...............................................   21,533             485,142
TCW Galileo Value Opportunities  ................................................   23,045             374,021
Thompson Plumb Growth Fund  .....................................................   13,709             511,771
Vanguard Capital Opportunity Fund  ..............................................   22,628             417,031
Vanguard Index Trust 500 Portfolio  .............................................   10,796             986,028
Washington Mutual Investors  ....................................................   24,478             657,467
Weitz Partners Value Fund  ......................................................   25,641             458,718
                                                                                                 --------------
TOTAL MUTUAL FUNDS (COST: $13,696,019) .......................................................   $  11,630,033
                                                                                                 --------------
SHORT-TERM SECURITIES (4.2%)
Wells Fargo Cash Investment Money Market  (COST: $505,833) ...................................   $     505,833
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES (COST: $14,201,852) ..........................................   $  12,135,866
OTHER ASSETS LESS LIABILITIES ................................................................         (17,963)
                                                                                                 -------------
NET ASSETS....................................................................................   $  12,117,903
                                                                                                 =============


The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JUNE 28, 2002
-----------------------------------

<CAPTION.
STATEMENT OF ASSETS AND LIABILITIES
June 28, 2002 (Unaudited)
------------------------------------
ASSETS
     Investments in securities, at value (cost: $14,201,852) .......  $ 12,135,866
     Accrued interest receivable....................................           441
     Accrued dividends receivable...................................        12,243
     Receivable for fund shares sold................................           600
     Receivable from broker.........................................            37
     Prepaid expenses...............................................         2,283
                                                                    --------------
        Total Assets................................................  $ 12,151,470
                                                                    --------------

LIABILITIES
     Accrued expenses...............................................  $     15,790
     Payable for fund shares redeemed...............................        10,978
     Bank overdraft.................................................         6,799
                                                                    --------------
        Total Liabilities...........................................  $     33,567
                                                                    --------------

NET ASSETS..........................................................  $ 12,117,903
                                                                    ==============
Net assets are represented by:
     Capital stock outstanding, at par..............................  $        142
     Additional paid-in capital.....................................    17,486,393
     Accumulated undistributed net realized gain
     (loss) on investments..........................................    (3,302,646)
     Unrealized depreciation on investments ........................    (2,065,986)
                                                                    --------------
        Total amount representing net assets applicable to
        1,421,746 outstanding shares of $.0001 par value
        common stock (1,000,000,000 shares authorized) .............  $ 12,117,903
                                                                    ==============
Net asset value per share...........................................  $       8.52
                                                                    ==============

STATEMENT OF OPERATIONS
For the six months ended June 28, 2002 (Unaudited)
--------------------------------------------------

INVESTMENT INCOME
    Interest........................................................  $      3,563
    Dividends.......................................................        29,025
                                                                    --------------
         Total Investment Income....................................  $     32,588
                                                                    --------------
EXPENSES
    Investment advisory fees........................................  $     60,584
    Service fees....................................................        16,829
    Transfer agent fees.............................................        10,218
    Accounting service fees.........................................        15,276
    Custodian fees..................................................         1,863
    Transfer agent out-of-pockets...................................         1,725
    Professional fees...............................................         2,510
    Directors fees..................................................         1,103
    Reports to shareholders.........................................         1,390
    Insurance expense...............................................           601
    License, fees, and registrations................................         3,645
                                                                    --------------
         Total Expenses.............................................  $    115,744
    Less expenses waived or absorbed
    By the Fund's manager...........................................        (8,038)
                                                                    --------------
         Total Net Expenses.........................................  $    107,706
                                                                    --------------
NET INVESTMENT INCOME (LOSS) .......................................  $    (75,118)
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Investment transactions........................................  $   (587,714)
     Capital gain distributions.....................................         6,678
     Net change in unrealized appreciation (depreciation) of:
     Investments....................................................    (1,263,790)
                                                                    --------------
          Net Realized and Unrealized Gain
          (Loss) on Investments.....................................  $ (1,844,826)
                                                                    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....  $ (1,919,944)
                                                                    ==============
        >
The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JUNE 28, 2002

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 28, 2002, and the year ended December 31, 2001
-----------------------------------------------------------------------------
                                                                                         For The
                                                                                     Six Months Ended         For The
                                                                                       June 28, 2002         Year Ended
                                                                                        (Unaudited)       December 31, 2001
                                                                                  -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) .................................................  $     (75,118)      $     (179,311)
    Net realized gain (loss) on investments.......................................       (581,036)          (2,646,492)
    Net change in unrealized appreciation (depreciation) on investments ..........     (1,263,790)          (1,260,878)
                                                                                  -------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations...............................................................  $  (1,919,944)      $   (4,086,681)
                                                                                  -------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income
    ($.00 and $.00 per share, respectively) ......................................  $           0       $            0
    Distributions from net realized gain on investments
    ($.00 and $.00 per share, respectively) ......................................              0                    0
                                                                                  -------------------------------------------
         Total Dividends and Distributions........................................  $           0       $            0
                                                                                  -------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares..................................................  $     895,198       $    1,514,140
    Proceeds from reinvested dividends............................................              0                    0
    Cost of shares redeemed.......................................................     (1,275,466)          (2,308,229)
                                                                                  -------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions...............................................  $    (380,268)      $     (794,089)
                                                                                  -------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........................................  $  (2,300,212)      $   (4,880,770)

NET ASSETS, BEGINNING OF PERIOD...................................................     14,418,115           19,298,885
                                                                                  -------------------------------------------
NET ASSETS, END OF PERIOD.........................................................  $  12,117,903       $   14,418,115
                                                                                  ===========================================

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS June 28, 2002 (Unaudited)
-------------------------------------------------------
Note 1.   ORGANIZATION
          Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

          Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 28, 2002, a net capital loss carryforward totaling $2,646,492, which may be used to offset capital gains realized during subsequent years through December 31, 2009.

          DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Distributions are recorded on the ex-dividend date.

          Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3.   CAPITAL SHARE TRANSACTIONS
          As of June 28, 2002, there were 1,000,000,000 shares of $.0001 par value authorized; 1,421,746 and 1,460,354 shares were outstanding at June 28, 2002, and December 31, 2001, respectively.

          Transactions in capital shares were as follows:

                                                                         Shares
                                                                         ------
                                                         For The Six
                                                         Months Ended                 For The
                                                        June 28, 2002               Year Ended
                                                         (Unaudited)             December 31, 2001
                                                        ------------------------------------------
Shares sold.............................................    95,201                     141,738
Shares issued on reinvestment of dividends..............         0                           0
Shares redeemed.........................................  (133,809)                   (214,972)
                                                        ------------------------------------------
Net increase (decrease) ................................   (38,608)                    (73,234)
                                                        ==========================================


Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $60,584 of investment advisory fees for the six months ended June
          28, 2002.  The Fund has a payable to ND Money Management, Inc.
          of $8,728 at June 28, 2002, for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          ND Capital, Inc. ("Capital") is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $8,791 of service fees, after partial waiver, for the six months ended June 28, 2002. The Fund has a payable to Capital of $830 at June 28, 2002, for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $10,218 of transfer agency fees for the six months ended June 28, 2002. The Fund has a payable to ND Resources, Inc. of $1,563 at June 28, 2002, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million.
          The Fund has recognized $15,276 of accounting service fees for the six months ended June 28, 2002. The Fund has a payable to ND Resources, Inc. of $2,384 at June 28, 2002, for accounting service fees.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,995,000 and $2,033,968, respectively, for the six months ended June 28, 2002.

Note 6.   INVESTMENT IN SECURITIES
          At June 28, 2002, the aggregate cost of securities for federal income tax purposes was $14,201,852, and the net unrealized depreciation of investments based on the cost was $2,065,986, which is comprised of $93,449 aggregate gross unrealized appreciation and $2,159,435 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS JUNE 28, 2002
----------------------------------
Selected per share data and ratios for the period indicated

                                        For The Six     For The       For The       For The       For The       For The
                                       Months Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                       June 28, 2002  December 31,  December 29,  December 31,  December 31,  December 31,
                                        (Unaudited)      2001           2000          1999          1998          1997
                                       --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD... $ 9.87         $12.58         $15.80         $14.22       $13.27        $12.53
                                       --------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)...... $ (.05)        $ (.12)        $  .03         $  .08       $ (.03)       $  .21
     Net realized and unrealized gain
     (loss) on investments.............  (1.30)         (2.59)         (1.42)          2.62         1.64          1.63
                                       --------------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations.......... $(1.35)        $(2.71)        $(1.39)        $ 2.70       $ 1.61        $ 1.84
                                       --------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income ....... $  .00         $  .00         $ (.03)        $ (.08)      $  .00        $ (.21)
     Distributions from net
     realized gains....................    .00            .00          (1.80)         (1.04)        (.66)         (.89)
                                       --------------------------------------------------------------------------------------
         Total Distributions........... $  .00         $  .00         $(1.83)        $(1.12)      $ (.66)       $(1.10)
                                       --------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......... $ 8.52         $ 9.87         $12.58         $15.80       $14.22        $13.27
                                       ======================================================================================
Total Return........................... (27.66)%(A)(C) (21.54)%(A)     (8.82)%(A)     18.98%(A)    12.17%(A)     14.65%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) ................... $   12,118     $   14,418     $   19,299     $   22,133   $   20,058    $   17,444
     Ratio of net expenses (after
     expense assumption) to average
     net assets........................   1.60%(B)(C)    1.60%(B)       1.59%(B)       1.58%(B)     1.60%(B)      1.62%(B)
     Ratio of net investment income to
     average net assets................  (1.12)%(C)     (1.13)%         0.17%          0.49%       (0.36)%        1.73%
     Portfolio turnover rate...........  15.26%         51.46%         26.46%         19.49%       32.28%        31.99%


(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $8,038, $10,797, $1,155, $3,205, $2,151, and $7,031, respectively.
If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.72%, 1.67%, 1.60%, 1.60%, 1.62%, and 1.64%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.


INDEPENDENT DIRECTORS

     [photo]             [photo]                [photo]
  LYNN W. AAS       ORLIN W. BACKES        R. JAMES MAXSON


INTERESTED DIRECTORS
              [photo]                [photo]
          PETER A. QUIST        ROBERT E. WALSTAD